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                                                                    EXHIBIT 23.2



                         INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Registration Statement of Interim Services Inc. on Form S-8 of our report dated February 15, 2000, appearing in the Annual Report on Form 10-K of Interim Services Inc. for the year ended December 31, 1999.


/s/ Deloitte & Touche LLP
-------------------------
Deloitte & Touche LLP
Fort Lauderdale, Florida
July 6, 2000




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